Enact Holdings, Inc. Financial Supplement First Quarter 2024 GAAP/Non-GAAP Disclosure Discussion This document includes the non-GAAP financial measures entitled “adjusted operating income (loss),” “adjusted operating income (loss) per share," and “adjusted operating return on equity." Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates performance and allocates resources on the basis of adjusted operating income (loss). Enact Holdings, Inc. (the "Company") defines adjusted operating income (loss) as net income (loss) excluding the after-tax effects of net investment gains (losses), restructuring costs and infrequent or unusual non-operating items. The Company excludes net investment gains (losses) and infrequent or unusual non-operating items because the Company does not consider them to be related to the operating performance of the Company. The recognition of realized investment gains or losses can vary significantly across periods as the activity is highly discretionary based on the timing of individual securities sales due to such factors as market opportunities or exposure management. Trends in the profitability of our fundamental operating activities can be more clearly identified without the fluctuations of these realized gains and losses. We do not view them to be indicative of our fundamental operating activities. Therefore, these items are excluded from our calculation of adjusted operating income. In addition, adjusted operating income (loss) per share is derived from adjusted operating income (loss) divided by shares outstanding. Adjusted operating return on equity is calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. While some of these items may be significant components of net income (loss) in accordance with U.S. GAAP, the Company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis and adjusted operating return on equity, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Company’s common stockholders or net income (loss) available to Company’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the Company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) available to Company’s common stockholders to adjusted operating income (loss) assume a 21% tax rate. Page 2

Enact Holdings, Inc. Financial Supplement First Quarter 2024

Consolidated Statements of Income
(amounts in thousands, except per share amounts)

	2024	2023				
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:						
Premiums	$240,747	$240,101	$243,346	$238,520	$235,108	$957,075
Net investment income	57,111	56,161	54,952	50,915	45,341	207,369
Net investment gains (losses)	(6,684)	(876)	(23)	(13,001)	(122)	(14,022)
Other income	402	804	760	1,088	612	3,264
Total revenues	**291,576**	**296,190**	**299,035**	**277,522**	**280,939**	**1,153,686**
LOSSES AND EXPENSES:						
Losses incurred	19,501	24,372	17,847	(4,070)	(10,984)	27,165
Acquisition and operating expenses, net of deferrals	50,934	56,560	52,339	51,887	51,705	212,491
Amortization of deferred acquisition costs and intangibles	2,259	2,566	2,803	2,645	2,640	10,654
Interest expense	12,961	12,948	12,941	12,913	13,065	51,867
Total losses and expenses	**85,655**	**96,446**	**85,930**	**63,375**	**56,426**	**302,177**
INCOME BEFORE INCOME TAXES	205,921	199,744	213,105	214,147	224,513	851,509
Provision for income taxes	44,933	42,436	48,910	46,127	48,525	185,998
NET INCOME	**$160,988**	**$157,308**	**$164,195**	**$168,020**	**$175,988**	**$665,511**
Net investment (gains) losses	$6,684	$876	$23	$13,001	$122	$14,022
Costs associated with reorganization	(42)	408	3	41	(583)	(131)
Taxes on adjustments	(1,395)	(270)	(5)	(2,739)	97	(2,917)
Adjusted Operating Income	**$166,235**	**$158,322**	**$164,216**	**$178,323**	**$175,624**	**$676,485**
Loss ratio [1]	8 %	10 %	7 %	(2)%	(5)%	3 %
Expense ratio [2]	22 %	25 %	23 %	23 %	23 %	23 %
Earnings per share data:						
Net income per share						
Basic	$1.01	$0.99	$1.03	$1.04	$1.08	$4.14
Diluted	$1.01	$0.98	$1.02	$1.04	$1.08	$4.11
Adjusted operating income per share						
Basic	$1.05	$0.99	$1.03	$1.11	$1.08	$4.21
Diluted	$1.04	$0.98	$1.02	$1.10	$1.08	$4.18
Weighted-average common shares outstanding						
Basic	158,818	159,655	160,066	161,318	162,442	160,870
Diluted	160,087	160,895	161,146	162,171	163,179	161,847

[1] The ratio of losses incurred to net earned premiums.

[2] The ratio of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs and intangibles to net earned premiums. Expenses associated with strategic transaction preparations and restructuring costs increased the expense ratio by zero percentage points for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023.

Page 3

Enact Holdings, Inc. Financial Supplement First Quarter 2024

Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Assets					
Investments:					
Fixed maturity securities available-for-sale, at fair value	$5,351,138	$5,266,141	$4,990,692	$4,915,039	$4,929,627
Short term investments	9,963	20,219	18,173	10,849	2,185
Total investments	**5,361,101**	**5,286,360**	**5,008,865**	**4,925,888**	**4,931,812**
Cash and cash equivalents	614,330	615,683	677,990	691,416	621,621
Accrued investment income	43,450	41,559	42,051	37,726	35,945
Deferred acquisition costs	24,861	25,006	25,572	25,843	25,954
Premiums receivable	43,927	45,070	44,310	43,525	42,005
Other assets	126,644	88,306	82,196	80,363	77,026
Deferred tax asset	89,370	88,489	119,704	119,099	107,868
Total assets	**$6,303,683**	**$6,190,473**	**$6,000,688**	**$5,923,860**	**$5,842,231**
Liabilities and Shareholder's Interest					
Liabilities:					
Loss reserves	$531,443	$518,191	$501,093	$490,203	$501,427
Unearned premiums	138,886	149,330	161,580	174,561	188,680
Other liabilities	173,500	145,189	136,057	139,100	112,043
Long-term borrowings	746,090	745,416	744,752	744,100	743,460
Total liabilities	**1,589,919**	**1,558,126**	**1,543,482**	**1,547,964**	**1,545,610**
Equity:					
Common stock	1,577	1,593	1,600	1,602	1,619
Additional paid-in capital	2,264,198	2,310,891	2,322,622	2,324,527	2,362,281
Accumulated other comprehensive income	(237,477)	(230,400)	(400,349)	(345,243)	(320,242)
Retained earnings	2,685,466	2,550,263	2,533,333	2,395,010	2,252,963
Total equity	**$4,713,764**	**$4,632,347**	**$4,457,206**	**$4,375,896**	**$4,296,621**
Total liabilities and equity	**$6,303,683**	**$6,190,473**	**$6,000,688**	**$5,923,860**	**$5,842,231**
Book value per share	$29.89	$29.07	$27.86	$27.31	$26.53
Book value per share excluding accumulated other comprehensive income	$31.40	$30.52	$30.36	$29.46	$28.51
U.S. GAAP ROE [1]	**13.8 %**	**13.8 %**	**14.9 %**	**15.5 %**	**16.8 %**
Net investment (gains) losses	**0.6 %**	**0.1 %**	**0.0 %**	**1.2 %**	**0.0 %**
Costs associated with reorganization	**0.0 %**	**0.0 %**	**0.0 %**	**0.0 %**	**(0.1)%**
Taxes on adjustments	**(0.1)%**	**0.0 %**	**0.0 %**	**(0.3)%**	**0.0 %**
Adjusted Operating ROE [2]	**14.2 %**	**13.9 %**	**14.9 %**	**16.4 %**	**16.7 %**
Debt to capital ratio	**14 %**	**14 %**	**14 %**	**15 %**	**15 %**

(1) Calculated as annualized net income for the period indicated divided by the average of current period and prior periods' ending total stockholders' equity.

(2) Calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods' ending total stockholders' equity.

Page 4

Enact Holdings, Inc. Financial Supplement First Quarter 2024

Direct New Insurance Written Metrics
(amounts in millions)

	2024		2023									
	1Q		4Q		3Q		2Q		1Q		Total	
Total Direct	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW
Product												
Primary	$10,526	100 %	$10,453	100 %	$14,391	100 %	$15,083	100 %	$13,154	100 %	$53,081	100 %
Pool	0	- %	0	- %	0	- %	0	- %	0	- %	0	- %
Total	**$10,526**	**100 %**	**$10,453**	**100 %**	**$14,391**	**100 %**	**$15,083**	**100 %**	**$13,154**	**100 %**	**$53,081**	**100 %**
Primary Only												
Origination												
Purchase	$10,072	96 %	$10,169	97 %	$14,073	98 %	$14,720	98 %	$12,761	97 %	$51,723	97 %
Refinance	454	4 %	284	3 %	318	2 %	363	2 %	393	3 %	1,358	3 %
Total Primary	**$10,526**	**100 %**	**$10,453**	**100 %**	**$14,391**	**100 %**	**$15,083**	**100 %**	**$13,154**	**100 %**	**$53,081**	**100 %**
Payment Type												
Monthly	$10,034	95 %	$10,187	98 %	$14,099	98 %	$14,774	98 %	$12,809	97 %	$51,869	98 %
Single	475	5 %	246	2 %	269	2 %	281	2 %	318	3 %	1,114	2 %
Other[1]	17	- %	20	- %	23	- %	28	- %	27	- %	98	- %
Total Primary	**$10,526**	**100 %**	**$10,453**	**100 %**	**$14,391**	**100 %**	**$15,083**	**100 %**	**$13,154**	**100 %**	**$53,081**	**100 %**
FICO Scores												
Over 760	$5,218	49 %	$5,086	49 %	$6,679	46 %	$6,911	46 %	$6,004	46 %	$24,680	46 %
740 - 759	1,664	16 %	1,680	16 %	2,438	17 %	2,608	17 %	2,268	17 %	8,994	17 %
720 - 739	1,368	13 %	1,378	13 %	1,928	13 %	2,097	14 %	1,817	14 %	7,220	14 %
700 - 719	990	9 %	997	10 %	1,422	10 %	1,499	10 %	1,296	10 %	5,214	10 %
680 - 699	629	6 %	664	6 %	974	7 %	1,060	7 %	954	7 %	3,652	7 %
660 - 679[2]	388	4 %	409	4 %	592	4 %	568	4 %	517	4 %	2,086	4 %
640 - 659	193	2 %	181	2 %	282	2 %	260	2 %	229	2 %	952	2 %
620 - 639	73	1 %	53	- %	74	1 %	76	- %	65	- %	268	- %
<620	3	- %	5	- %	2	- %	4	- %	4	- %	15	- %
Total Primary	**$10,526**	**100 %**	**$10,453**	**100 %**	**$14,391**	**100 %**	**$15,083**	**100 %**	**$13,154**	**100 %**	**$53,081**	**100 %**
Weighted Avg FICO	751		751		749		749		748		749	
Loan-To-Value Ratio												
95.01% and above	$2,262	21 %	$1,820	18 %	$2,677	18 %	$2,692	18 %	$2,106	16 %	$9,295	18 %
90.01% to 95.00%	3,876	37 %	3,759	36 %	5,431	38 %	5,743	38 %	4,928	38 %	19,861	37 %
85.01% to 90.00%	3,177	30 %	3,489	33 %	4,568	32 %	4,753	31 %	4,390	33 %	17,200	32 %
85.00% and below	1,211	12 %	1,385	13 %	1,715	12 %	1,895	13 %	1,730	13 %	6,725	13 %
Total Primary	**$10,526**	**100 %**	**$10,453**	**100 %**	**$14,391**	**100 %**	**$15,083**	**100 %**	**$13,154**	**100 %**	**$53,081**	**100 %**
Weighted Avg LTV	93 %		92 %		93 %		93 %		92 %		93 %	
Debt-To-Income Ratio												
45.01% and above	$3,165	30 %	$3,158	30 %	$4,437	31 %	$4,467	30 %	$3,538	27 %	$15,600	29 %
38.01% to 45.00%	3,824	36 %	3,816	37 %	4,936	34 %	5,214	34 %	4,940	38 %	18,906	36 %
38.00% and below	3,537	34 %	3,479	33 %	5,018	35 %	5,402	36 %	4,676	35 %	18,575	35 %
Total Primary	**$10,526**	**100 %**	**$10,453**	**100 %**	**$14,391**	**100 %**	**$15,083**	**100 %**	**$13,154**	**100 %**	**$53,081**	**100 %**
Weighted Avg DTI	40 %		40 %		40 %		40 %		40 %		40 %	
Avg loan size (thousands)	$366		$353		$357		$357		$356		$356	

[1] Includes loans with annual and split payment types.

[2] Loans with unknown FICO scores are included in the 660-679 category.

Page 5

Enact Holdings, Inc. Financial Supplement First Quarter 2024

Direct Insurance In-Force (IIF) Metrics
Excludes run-off business, which is immaterial to our results
(amounts in millions)

	2024		2023							
	1Q		4Q		3Q		2Q		1Q	
Total Direct	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF
Product										
Primary	$263,645	100 %	$262,937	100 %	$262,014	100 %	$257,816	100 %	$252,516	100 %
Pool	422	- %	436	- %	451	- %	469	- %	486	- %
Total	**$264,067**	**100 %**	**$263,373**	**100 %**	**$262,465**	**100 %**	**$258,285**	**100 %**	**$253,002**	**100 %**
Primary Only										
Origination										
Purchase	$234,211	89 %	$231,526	88 %	$228,431	87 %	$221,942	86 %	$214,339	85 %
Refinance	29,434	11 %	31,411	12 %	33,583	13 %	35,874	14 %	38,177	15 %
Total Primary	**$263,645**	**100 %**	**$262,937**	**100 %**	**$262,014**	**100 %**	**$257,816**	**100 %**	**$252,516**	**100 %**
Payment Type										
Monthly	$234,747	89 %	$233,651	89 %	$232,150	88 %	$227,312	88 %	$221,482	88 %
Single	27,013	10 %	27,353	10 %	27,853	11 %	28,439	11 %	28,918	11 %
Other[1]	1,885	1 %	1,933	1 %	2,011	1 %	2,065	1 %	2,116	1 %
Total Primary	**$263,645**	**100 %**	**$262,937**	**100 %**	**$262,014**	**100 %**	**$257,816**	**100 %**	**$252,516**	**100 %**
Book Year										
2008 and prior	$5,420	2 %	$5,621	2 %	$5,859	2 %	$6,135	2 %	$6,377	3 %
2009-2016	7,368	3 %	8,042	3 %	8,767	3 %	9,585	4 %	10,403	4 %
2017	5,015	2 %	5,321	2 %	5,582	2 %	5,878	2 %	6,201	2 %
2018	5,524	2 %	5,750	2 %	5,993	2 %	6,270	2 %	6,570	3 %
2019	13,126	5 %	13,773	5 %	14,372	6 %	15,026	6 %	15,691	6 %
2020	42,183	16 %	44,486	17 %	46,881	18 %	49,522	19 %	52,389	21 %
2021	66,971	25 %	70,045	27 %	73,141	28 %	76,381	30 %	79,377	31 %
2022	58,051	22 %	59,267	23 %	60,258	23 %	61,390	24 %	62,481	25 %
2023	49,556	19 %	50,632	19 %	41,161	16 %	27,629	11 %	13,027	5 %
2024	10,431	4 %	0	- %	0	- %	0	- %	0	- %
Total Primary	**$263,645**	**100 %**	**$262,937**	**100 %**	**$262,014**	**100 %**	**$257,816**	**100 %**	**$252,516**	**100 %**

[1] Includes loans with annual and split payment types.

Page 6

Enact Holdings, Inc. Financial Supplement First Quarter 2024

Direct Insurance In-Force (IIF) Metrics
Excludes run-off business, which is immaterial to our results
(amounts in millions)

	2024		2023							
	1Q		4Q		3Q		2Q		1Q	
	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF
FICO Scores										
Over 760	$111,589	43 %	$110,635	42 %	$109,701	42 %	$107,427	42 %	$104,635	42 %
740 - 759	43,155	17 %	43,053	17 %	42,899	16 %	42,074	16 %	40,983	16 %
720 - 739	37,068	14 %	37,020	14 %	36,889	14 %	36,324	14 %	35,554	14 %
700 - 719	29,679	11 %	29,766	11 %	29,818	12 %	29,514	12 %	29,160	12 %
680 - 699	21,628	8 %	21,835	8 %	21,993	9 %	21,908	9 %	21,717	9 %
660 - 679[(1)]	11,316	4 %	11,357	4 %	11,351	4 %	11,188	4 %	11,057	4 %
640 - 659	6,109	2 %	6,137	3 %	6,166	2 %	6,133	2 %	6,114	2 %
620 - 639	2,488	1 %	2,504	1 %	2,548	1 %	2,576	1 %	2,604	1 %
<620	613	- %	630	- %	649	- %	672	- %	692	- %
Total Primary	**$263,645**	**100 %**	**$262,937**	**100 %**	**$262,014**	**100 %**	**$257,816**	**100 %**	**$252,516**	**100 %**
Weighted Avg FICO	744		744		744		744		744	
Loan-To-Value Ratio										
95.01% and above	$46,259	17 %	$44,955	17 %	$44,071	17 %	$42,459	16 %	$40,776	16 %
90.01% to 95.00%	109,566	42 %	109,227	41 %	109,019	42 %	107,448	42 %	105,336	42 %
85.01% to 90.00%	78,214	30 %	77,887	30 %	77,121	29 %	75,521	29 %	73,756	29 %
85.00% and below	29,606	11 %	30,868	12 %	31,803	12 %	32,388	13 %	32,648	13 %
Total Primary	**$263,645**	**100 %**	**$262,937**	**100 %**	**$262,014**	**100 %**	**$257,816**	**100 %**	**$252,516**	**100 %**
Weighted Avg LTV	93 %		93 %		93 %		93 %		93 %	
Debt-To-Income Ratio										
45.01% and above	$54,943	21 %	$53,440	20 %	$51,810	20 %	$48,990	19 %	$46,049	18 %
38.01% to 45.00%	94,459	36 %	93,871	36 %	93,228	35 %	91,671	36 %	89,768	36 %
38.00% and below	114,243	43 %	115,626	44 %	116,976	45 %	117,155	45 %	116,699	46 %
Total Primary	**$263,645**	**100 %**	**$262,937**	**100 %**	**$262,014**	**100 %**	**$257,816**	**100 %**	**$252,516**	**100 %**
Weighted Avg DTI	38 %		38 %		38 %		38 %		38 %	
Primary persistency rate	85 %		86 %		84 %		84 %		85 %	
Avg loan size (thousands)	$272		$270		$268		$265		$262	

(1) Loans with unknown FICO scores are included in the 660-679 category.

Page 7

Enact Holdings, Inc. | Financial Supplement | First Quarter 2024

Direct Risk In-Force (RIF) Metrics

Excludes run-off business, which is immaterial to our results

(amounts in millions)

	2024		2023							
	1Q		4Q		3Q		2Q		1Q	
Total Direct	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF
Product										
Primary	$67,950	100 %	$67,529	100 %	$67,056	100 %	$65,714	100 %	$64,106	100 %
Pool	67	- %	69	- %	70	- %	73	- %	76	- %
Total	**$68,017**	**100 %**	**$67,598**	**100 %**	**$67,126**	**100 %**	**$65,787**	**100 %**	**$64,182**	**100 %**
Primary Only										
Origination										
Purchase	$61,263	90 %	$60,497	90 %	$59,640	89 %	$57,891	88 %	$55,870	87 %
Refinance	6,687	10 %	7,032	10 %	7,416	11 %	7,823	12 %	8,236	13 %
Total Primary	**$67,950**	**100 %**	**$67,529**	**100 %**	**$67,056**	**100 %**	**$65,714**	**100 %**	**$64,106**	**100 %**
Payment Type										
Monthly	$61,606	91 %	$61,083	90 %	$60,498	90 %	$59,018	90 %	$57,289	89 %
Single	5,867	8 %	5,957	9 %	6,050	9 %	6,175	9 %	6,284	10 %
Other[(1)]	477	1 %	489	1 %	508	1 %	521	1 %	533	1 %
Total Primary	**$67,950**	**100 %**	**$67,529**	**100 %**	**$67,056**	**100 %**	**$65,714**	**100 %**	**$64,106**	**100 %**
Book Year										
2008 and prior	$1,397	2 %	$1,449	2 %	$1,510	2 %	$1,581	2 %	$1,643	3 %
2009-2016	1,943	3 %	2,129	3 %	2,331	4 %	2,556	4 %	2,776	4 %
2017	1,324	2 %	1,403	2 %	1,471	2 %	1,549	2 %	1,632	3 %
2018	1,419	2 %	1,476	2 %	1,535	2 %	1,601	3 %	1,672	3 %
2019	3,403	5 %	3,544	5 %	3,676	5 %	3,831	6 %	3,989	6 %
2020	11,181	16 %	11,697	17 %	12,228	18 %	12,827	20 %	13,484	21 %
2021	17,174	25 %	17,846	27 %	18,524	28 %	19,245	29 %	19,917	31 %
2022	14,629	22 %	14,907	22 %	15,129	23 %	15,392	23 %	15,647	24 %
2023	12,810	19 %	13,078	20 %	10,652	16 %	7,132	11 %	3,346	5 %
2024	2,670	4 %	0	- %	0	- %	0	- %	0	- %
Total Primary	**$67,950**	**100 %**	**$67,529**	**100 %**	**$67,056**	**100 %**	**$65,714**	**100 %**	**$64,106**	**100 %**

(1) Includes loans with annual and split payment types.

Page 8

Enact Holdings, Inc. | Financial Supplement | First Quarter 2024

Direct Risk In-Force (RIF) Metrics
Excludes run-off business, which is immaterial to our results
(amounts in millions)

	2024		2023							
	1Q		4Q		3Q		2Q		1Q	
	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF
FICO Scores										
Over 760	$28,703	42 %	$28,363	42 %	$28,014	42 %	$27,305	42 %	$26,480	41 %
740 - 759	11,167	17 %	11,096	17 %	11,009	17 %	10,749	16 %	10,418	16 %
720 - 739	9,669	14 %	9,621	14 %	9,553	14 %	9,368	14 %	9,126	14 %
700 - 719	7,629	11 %	7,623	11 %	7,615	12 %	7,516	12 %	7,406	12 %
680 - 699	5,524	8 %	5,557	8 %	5,582	8 %	5,543	9 %	5,481	9 %
660 - 679[(1)]	2,908	4 %	2,908	4 %	2,901	4 %	2,850	4 %	2,809	4 %
640 - 659	1,562	3 %	1,565	3 %	1,569	2 %	1,558	2 %	1,549	3 %
620 - 639	632	1 %	635	1 %	647	1 %	653	1 %	660	1 %
<620	156	- %	161	- %	166	- %	172	- %	177	- %
Total Primary	**$67,950**	**100 %**	**$67,529**	**100 %**	**$67,056**	**100 %**	**$65,714**	**100 %**	**$64,106**	**100 %**
Loan-To-Value Ratio										
95.01% and above	$13,250	20 %	$12,878	19 %	$12,595	19 %	$12,086	18 %	$11,545	18 %
90.01% to 95.00%	31,881	47 %	31,781	47 %	31,696	47 %	31,220	48 %	30,589	48 %
85.01% to 90.00%	19,265	28 %	19,163	28 %	18,945	28 %	18,518	28 %	18,054	28 %
85.00% and below	3,554	5 %	3,707	6 %	3,820	6 %	3,890	6 %	3,918	6 %
Total Primary	**$67,950**	**100 %**	**$67,529**	**100 %**	**$67,056**	**100 %**	**$65,714**	**100 %**	**$64,106**	**100 %**
Debt-To-Income Ratio										
45.01% and above	$14,265	21 %	$13,830	20 %	$13,369	20 %	$12,589	19 %	$11,782	18 %
38.01% to 45.00%	24,289	36 %	24,072	36 %	23,846	36 %	23,378	36 %	22,830	36 %
38.00% and below	29,396	43 %	29,627	44 %	29,841	44 %	29,747	45 %	29,494	46 %
Total Primary	**$67,950**	**100 %**	**$67,529**	**100 %**	**$67,056**	**100 %**	**$65,714**	**100 %**	**$64,106**	**100 %**

[(1)] Includes loans with annual and split payment types.

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Enact Holdings, Inc. Financial Supplement First Quarter 2024

Delinquency Metrics

Primary metrics exclude run-off business, which is immaterial to our results
(dollar amounts in thousands)

	2024	2023			
	1Q	4Q	3Q	2Q	1Q
Beginning Number of Primary Delinquencies	20,432	19,241	18,065	18,633	19,943
New delinquencies	11,395	11,706	11,107	9,205	9,599
Delinquency cures	(12,160)	(10,317)	(9,778)	(9,609)	(10,771)
Paid claims	(172)	(186)	(147)	(156)	(126)
Rescissions and claim denials	(3)	(12)	(6)	(8)	(12)
Ending Number of Primary Delinquencies	19,492	20,432	19,241	18,065	18,633
Primary Policies in Force (count)	969,866	974,516	977,832	973,280	965,544
Primary delinquency rate	2.01 %	2.10 %	1.97 %	1.86 %	1.93 %
Incurred Losses:					
Direct primary case[(1)]	$15,540	$23,712	$14,101	($4,949)	($12,141)
All other[(1)]	3,961	660	3,746	879	1,157
Total Incurred Losses	**$19,501**	**$24,372**	**$17,847**	**($4,070)**	**($10,984)**
Direct Primary Case Incurred Losses[(2)]					
Current quarter delinquencies[(3)]	$74,087	$76,859	$71,524	$58,414	$57,963
Development of current quarter delinquencies[(4)]	0	0	0	0	0
Prior period development and other	(58,547)	(53,147)	(57,423)	(63,363)	(70,104)
Direct Primary Case Incurred Losses	**$15,540**	**$23,712**	**$14,101**	**($4,949)**	**($12,141)**
Reserves:					
Direct primary case[(1)]	$485,791	$476,709	$459,916	$451,506	$462,287
All other[(1)]	45,652	41,482	41,177	38,697	39,140
Total Reserves	**$531,443**	**$518,191**	**$501,093**	**$490,203**	**$501,427**
Beginning Direct Primary Case Reserves	$476,709	$459,916	$451,506	$462,287	$479,343
Paid claims	(6,458)	(6,919)	(5,691)	(5,832)	(4,915)
Change in reserves	15,540	23,712	14,101	(4,949)	(12,141)
Ending Direct Primary Case Reserves	**$485,791**	**$476,709**	**$459,916**	**$451,506**	**$462,287**
Average Reserve Per Primary Delinquency[(5)]	$24.9	$23.3	$23.9	$25.0	$24.8
Average Direct Primary Paid Claim[(6)]	$37.5	$37.2	$38.7	$37.4	$39.0

(1) Direct primary case excludes loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves.

(2) Provides additional breakdown of incurred losses, which includes the impact of new delinquencies within each quarterly period reported. We believe providing loss information in this manner allows transparency and consistency for investors to understand performance.

(3) Defaulted loans with most recent delinquency notice in the quarter indicated.

(4) Development of current quarter delinquencies within the current quarter. This includes reserve impact from current period delinquencies that cure in the period and reserve development from the date of delinquency to quarter end.

(5) Direct primary case reserves divided by primary delinquency count.

(6) Average direct primary paid claim is calculated by dividing paid claims on direct primary case reserves by the number of paid claims for the quarter. Average paid claims in the first quarter of 2024 and fourth quarter of 2023 include payments in relation to agreements on non-performing loans. Prior periods have been reclassified to conform to current period presentation.

Page 10

Enact Holdings, Inc. Financial Supplement First Quarter 2024 Percentage Reserved by Payment Status Delinquencies Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Case Reserves Risk In- Force Reserves as % of RIF 3 payments or less in default 9,506 $87 $600 14% 10,166 $88 $629 14% 7,876 $67 $462 14% 4 - 11 payments in default 6,853 220 468 47% 6,934 205 469 44% 6,714 182 423 43% 12 payments or more in default 3,133 179 197 91% 3,332 184 200 92% 4,043 213 220 97 % Total 19,492 $486 $1,265 38% 20,432 $477 $1,298 37% 18,633 $462 $1,105 42 % December 31, 2023 March 31, 2023 Missed Payment Status Tables - Direct Primary Excludes run-off business, which is immaterial to our results (dollar amounts in millions) March 31, 2024 Page 11

Enact Holdings, Inc. Financial Supplement First Quarter 2024

Delinquency Performance - Direct Primary

Excludes run-off business, which is immaterial to our results

March 31, 2024

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	13%	12%	2.15%
Texas	9%	8%	2.08%
Florida [3]	8%	10%	2.29%
New York [3]	5%	11%	2.93%
Illinois [3]	4%	6%	2.57%
Arizona	4%	3%	1.88%
Michigan	4%	3%	1.78%
Georgia	3%	4%	2.32%
North Carolina	3%	2%	1.46%
Washington	3%	3%	1.64%
All Other States [4]	44%	38%	1.85%
Total	**100%**	**100%**	**2.01%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Phoenix, AZ MSA	3%	3%	1.93%
Chicago-Naperville, IL MD	3%	4%	2.91%
Atlanta, GA MSA	3%	3%	2.49%
New York, NY MD	2%	7%	3.37%
Houston, TX MSA	2%	3%	2.48%
Washington-Arlington, DC MD	2%	2%	1.93%
Dallas, TX MD	2%	1%	1.79%
Los Angeles-Long Beach, CA MD	2%	3%	2.32%
Riverside-San Bernardino, CA MSA	2%	3%	2.78%
Denver-Aurora-Lakewood, CO MSA	2%	1%	1.27%
All Other MSAs/MDs	77%	70%	1.92%
Total	**100%**	**100%**	**2.01%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	2%	15%	8.12%	5.55%
2009-2016	3%	7%	3.74%	0.62%
2017	2%	4%	3.41%	0.81%
2018	2%	6%	4.13%	0.94%
2019	5%	8%	2.70%	0.81%
2020	16%	14%	1.67%	0.85%
2021	25%	22%	1.63%	1.23%
2022	22%	19%	1.61%	1.48%
2023	19%	5%	0.67%	0.64%
2024	4%	0%	0.02%	0.02%
Total	**100%**	**100%**	**2.01%**	**4.17%**

December 31, 2023

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	13%	12%	2.22%
Texas	8%	8%	2.22%
Florida [3]	8%	9%	2.39%
New York [3]	5%	12%	3.05%
Illinois [3]	4%	6%	2.61%
Arizona	4%	3%	1.93%
Michigan	4%	3%	1.94%
Georgia	3%	3%	2.23%
North Carolina	3%	2%	1.56%
Washington	3%	2%	1.77%
All Other States [4]	45%	40%	1.93%
Total	**100%**	**100%**	**2.10%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Phoenix, AZ MSA	3%	2%	2.01%
Chicago-Naperville, IL MD	3%	4%	2.88%
Atlanta, GA MSA	3%	3%	2.40%
New York, NY MD	2%	7%	3.60%
Washington-Arlington, DC MD	2%	2%	2.01%
Houston, TX MSA	2%	3%	2.67%
Los Angeles-Long Beach, CA MD	2%	2%	2.39%
Dallas, TX MD	2%	2%	1.92%
Riverside-San Bernardino, CA MSA	2%	3%	2.83%
Denver-Aurora-Lakewood, CO MSA	2%	1%	1.12%
All Other MSAs/MDs	77%	71%	2.01%
Total	**100%**	**100%**	**2.10%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	2%	18%	8.61%	5.56%
2009-2015	1%	4%	4.55%	0.63%
2016	2%	4%	3.20%	0.67%
2017	2%	5%	3.59%	0.87%
2018	2%	6%	4.42%	1.02%
2019	5%	8%	2.77%	0.85%
2020	17%	15%	1.70%	0.90%
2021	27%	21%	1.65%	1.29%
2022	22%	16%	1.57%	1.46%
2023	20%	3%	0.47%	0.46%
Total	**100%**	**100%**	**2.10%**	**4.19%**

March 31, 2023

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	12%	11%	1.99%
Texas	8%	7%	1.92%
Florida [3]	8%	8%	2.24%
New York [3]	5%	13%	2.82%
Illinois [3]	5%	6%	2.51%
Arizona	4%	2%	1.68%
Michigan	4%	3%	1.72%
North Carolina	3%	2%	1.48%
Georgia	3%	3%	2.19%
Washington	3%	3%	1.64%
All Other States [4]	45%	42%	1.79%
Total	**100%**	**100%**	**1.93%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Phoenix, AZ MSA	3%	2%	1.72%
Chicago-Naperville, IL Metro Division	3%	5%	2.77%
Atlanta, GA MSA	3%	3%	2.35%
New York, NY Metro Division	2%	8%	3.51%
Washington-Arlington, DC Metro Division	2%	2%	1.79%
Houston, TX MSA	2%	2%	2.40%
Riverside-San Bernardino CA MSA	2%	2%	2.54%
Los Angeles-Long Beach, CA Metro Division	2%	3%	2.24%
Dallas, TX Metro Division	2%	1%	1.65%
Denver-Aurora-Lakewood, CO MSA	2%	1%	0.93%
All Other MSAs	77%	71%	1.85%
Total	**100%**	**100%**	**1.93%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	3%	25%	8.81%	5.56%
2009-2015	2%	7%	4.03%	0.67%
2016	2%	5%	3.01%	0.73%
2017	3%	6%	3.53%	0.93%
2018	3%	7%	4.08%	1.02%
2019	6%	10%	2.57%	0.86%
2020	21%	16%	1.42%	0.85%
2021	31%	18%	1.23%	1.06%
2022	24%	6%	0.74%	0.71%
2023	5%	0%	0.02%	0.02%
Total	**100%**	**100%**	**1.93%**	**4.22%**

[1] Direct primary case reserves exclude pool, loss adjustment expenses, incurred but not reported and reinsurance reserves.
[2] Calculated as the sum of the number of policies where claims were ever paid to date and number of policies for loans currently in default divided by policies ever in-force.
[3] Jurisdiction predominantly uses a judicial foreclosure process, which generally increases the amount of time it takes for a foreclosure to be completed.
[4] Includes the District of Columbia.

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Enact Holdings, Inc. Financial Supplement First Quarter 2024 Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Fixed Maturity Securities: U.S. treasuries $250,449 5% $195,129 4% $147,108 3% $110,538 2% $42,709 1 % Municipals 442,440 8% 438,214 8% 407,538 8% 426,528 9% 431,778 9 % Non-U.S. government 11,381 - % 11,467 - % 11,123 - % 11,206 - % 9,493 - % U.S. corporate 2,745,314 51% 2,723,730 52% 2,557,480 52% 2,509,479 51% 2,679,485 54 % Non-U.S. corporate 686,637 13% 689,663 13% 655,284 13% 640,050 13% 630,502 13 % Residential MBS 9,754 - % 10,755 - % 10,233 - % 9,474 - % 10,344 - % Other asset-backed 1,205,163 23% 1,197,183 23% 1,201,926 24% 1,207,764 25% 1,125,316 23 % Total available-for-sale fixed maturity securities $5,351,138 100% $5,266,141 100% $4,990,692 100% $4,915,039 100% $4,929,627 100 % Fixed Maturity Securities - Credit Quality NRSRO(1) Designation AAA $556,749 10% $546,251 10% $526,953 11% $625,921 13% $513,462 10 % AA 1,131,317 21% 1,047,379 20% 970,649 19% 821,456 17% 779,674 16 % A 1,711,854 32% 1,721,779 33% 1,645,093 33% 1,633,133 33% 1,684,218 34 % BBB 1,851,947 35% 1,851,592 35% 1,742,018 35% 1,741,647 35% 1,856,810 38 % BB & Lower 99,271 2% 99,140 2% 105,979 2% 92,882 2% 95,463 2 % Total fixed maturity securities $5,351,138 100% $5,266,141 100% $4,990,692 100% $4,915,039 100% $4,929,627 100 % Average duration 3.7 3.5 3.5 3.7 3.6 Average book yield 3.7% 3.6% 3.5% 3.4% 3.2% (1)Nationally Recognized Statistical Rating Organizations. December 31, 2023 September 30, 2023 Composition of Consolidated Investments at Fair Value (amounts in thousands) March 31, 2023June 30, 2023March 31, 2024 Page 13

Enact Holdings, Inc. Financial Supplement First Quarter 2024

Third Party Ceded Reinsurance Transaction Summary
(amounts in millions)

	Insurance Linked Notes				Reinsurance - Excess of Loss[1]									Reinsurance - Quota Share[1]	
	2021-1 ILN	2021-2 ILN	2021-3 ILN	2023-1 ILN	2020 XOL	2021 XOL	2022-1 XOL	2022-2 XOL	2022-3 XOL	2022-4 XOL	2022-5 XOL	2023-1 XOL[7]	2024-1 XOL	2023-1 QSR	2024-1 QSR
	1/14-12/18, 4Q'19	*9/20-12/20*	*1/21-6/21*	*7/22-6/23*	*Full Year 2020*	*Full Year 2021*	*Full Year 2022*	*Full Year 2022*	*7/21-12/21*	*7/21-12/21*	*1/22-6/22*	*Full Year 2023*	*Full Year 2024*	*Full Year 2023*	*Full Year 2024*
At Closing															
Initial Risk In-Force	$14,142	$8,384	$12,141	$7,288	$23,047	$22,373	$15,400	$15,400	$10,550	$10,550	$8,547	$11,991	$2,600	$11,991	$2,600
Initial Reinsurance Amount / Ceded RIF[2]	$495	$303	$372	$248	$168	$206	$196	$25	$289	$36	$201	$180	$51	$1,934	$552
Initial First Loss Retention Layer	$212	$189	$304	$244	$691	$671	$462	$385	$317	$264	$256	$360	$78	n/a	n/a
Initial Attachment %[3]	1.50%	2.25%	2.50%	3.35%	3.00%	3.00%	3.00%	2.50%	3.00%	2.50%	3.00%	3.00%	3.00%	n/a	n/a
Initial Detachment %[3]	5.00%	7.00%	6.75%	6.75%	7.00%	7.00%	6.99%	3.00%	7.00%	3.00%	7.00%	6.57%	6.50%	n/a	n/a
% Of Covered Loss Tier Reinsured	100.00%	76.00%	72.00%	100.00%	18.25%	23.00%	31.92%	31.92%	68.45%	68.45%	58.80%	42.00%	56.48%	16.13%	21.23%
Commencement Date	03/02/21	04/16/21	09/02/21	11/03/23	01/01/20	01/01/21	01/01/22	01/01/22	03/01/22	03/01/22	09/01/22	01/01/23	01/01/24	04/01/23	01/01/24
Termination Date	08/25/33	10/25/33	02/25/34	11/25/33	12/31/30	12/31/31	12/31/32	12/31/32	12/31/31	12/31/31	12/31/32	12/31/33	12/31/34	04/01/34	12/31/34
Optional Call Date	02/25/26	04/25/28	08/25/28	11/27/28	06/30/27	06/30/28	12/31/29	12/31/29	12/31/28	12/31/28	01/01/30	12/31/30	12/31/31	12/31/26	12/31/27
Clean-Up Call	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	n/a	n/a
As of March 31, 2024															
Current Risk In-Force[4]	$3,913	$4,817	$8,148	$7,062	$11,107	$17,022	$14,170	$14,170	$8,600	$8,600	$7,608	$11,756	$2,600	$11,756	$2,600
Current Reinsured Amount / Ceded RIF[2]	$48	$164	$237	$248	$14	$122	$195	$25	$207	$36	$191	$180	$51	$1,896	$552
PMIERs Required Asset Credit[5]	$44	$110	$186	$234	$13	$118	$188	$24	$199	$35	$184	$173	$49	$130	$35
Current Attachment %[3]	5.39%	3.90%	3.71%	3.46%	6.20%	3.93%	3.25%	2.71%	3.67%	3.06%	3.36%	3.06%	3.00%	n/a	n/a
Current Detachment %[3]	6.62%	8.38%	7.75%	6.97%	6.88%	7.05%	7.57%	3.25%	7.19%	3.67%	7.62%	6.70%	6.50%	n/a	n/a
Enact Claims Paid	$1	$1	$1	$0	$2	$2	$2	$2	$1	$1	$1	$0	$0	$0	$0
Incurred Losses Ever To Date[6]	$24	$29	$47	$23	$71	$106	$90	$90	$54	$54	$51	$22	$0	$4	$0
Remaining First Loss Retention Layer	$211	$188	$302	$244	$689	$669	$460	$383	$316	$263	$255	$360	$78	n/a	n/a
Reinsurer Claims Paid	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

[1] Excess of loss (XOL) and quota share (QSR) transactions are with panels of U.S. and global reinsurers.
[2] The initial reinsurance amount for insurance linked notes and excess of loss reinsurance reflects the total loss coverage; Ceded RIF reflects the RIF associated with quota share reinsurance which is subject to annual and life loss ratio limits.
[3] Attachment % and detachment % are the aggregate loss amounts as a percentage of risk in force at which the reinsurer begins and stops paying claims under the policy.
[4] The total primary risk in force is $68.0B and the total current risk in force covered by a CRT is $61.3B.
[5] Current PMIERs required asset credit considers the counterparty credit haircut.
[6] Incurred losses ever to date shown does not include IBNR or loss adjustment expenses.
[7] Reinsurance agreement was amended during the first quarter of 2024.
Definitions: CRT = Credit Risk Transfer; RIF = Risk In Force; XOL = Excess Of Loss; ILN = Insurance Linked Note

Page 14

Enact Holdings, Inc. Financial Supplement First Quarter 2024

Capital & PMIERs
(dollar amounts in millions)

	2024 1Q	2023 4Q	2023 3Q	2023 2Q	2023 1Q
COMBINED[(1)] STAT:					
Statutory policyholders' surplus	$765	$1,085	$1,134	$1,088	$1,193
Contingency reserves	4,148	3,960	3,923	3,800	3,679
Combined statutory capital	**$4,913**	**$5,045**	**$5,057**	**$4,888**	**$4,872**
Adjusted RIF[(2)]	$55,254	$58,277	$58,622	$57,671	$61,546
Combined risk-to-capital ratio ("RTC")	11.2	11.6	11.6	11.8	12.6
EMICO[(3)] STAT:					
Statutory policyholders' surplus	$729	$1,026	$1,076	$1,030	$1,141
Contingency reserves	4,140	3,953	3,917	3,795	3,675
EMICO statutory capital	**$4,869**	**$4,979**	**$4,993**	**$4,825**	**$4,816**
Adjusted RIF[(2)]	$54,741	$57,788	$58,150	$57,222	$61,123
EMICO risk-to-capital ratio	11.2	11.6	11.6	11.9	12.7
PMIERs Available Assets[(3)]	**$4,853**	**$5,006**	**$5,268**	**$5,093**	**$5,357**
PMIERs Minimum Required Assets	**($2,970)**	**($3,119)**	**($3,251)**	**($3,135)**	**($3,259)**
Available Assets Above PMIERs Requirements[(3)]	**$1,883**	**$1,887**	**$2,017**	**$1,958**	**$2,098**
PMIERs Sufficiency Ratio[(4)]	**163 %**	**161 %**	**162 %**	**162 %**	**164 %**

(1) Reflects estimated combined statutory capital position of our insurance subsidiaries. Beginning in 1Q24, combined results are limited to mortgage insurance subsidiaries.

(2) Adjusted RIF for purposes of calculating statutory RTC differs from RIF presented elsewhere in this financial supplement. In accordance with North Carolina Department of Insurance requirements, adjusted RIF excludes delinquent policies.

(3) Estimated statutory capital of Enact Mortgage Insurance Corporation (EMICO), the company's primary U.S. mortgage insurance subsidiary.

(4) The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing.

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